UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                              -------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                   MAY 9, 2005


                         MAGELLAN HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       1-6639                  58-1076937
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


             16 MUNSON ROAD                                    06032
         FARMINGTON, CONNECTICUT
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (860) 507-1900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE

               On May 9, 2005, Magellan Health Services, Inc. announced that two of its stockholders planned to publicly offer 4,250,000 shares of the Company's Ordinary Common Stock that were previously registered on the Company's shelf registration statement filed with the U.S. Securities and Exchange Commission (the "SEC") on November 5, 2004 and subsequently amended and declared effective by the SEC on May 4, 2005. Magellan Holdings L.P., which currently holds 8,505,600 of the shares of Magellan's Multiple and Variable Vote Restricted Convertible Common Stock (representing approximately 24.0 percent of Magellan's outstanding common stock), is offering 4,209,000 of its shares. Magellan Holdings has advised that it has no present intention to dispose of the 4,296,600 shares (representing approximately 12.1 percent of Magellan's outstanding common stock) that it currently holds and is not offering for sale. A copy of the press release is attached as Exhibit 99.1 hereto.



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS


EXHIBIT NO.            DESCRIPTION
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   99.1                Press release of Magellan Health Services, Inc., dated
                       May 9, 2005







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
                                   SIGNATURES
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               Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAGELLAN HEALTH SERVICES, INC.

                                        By: /s/ Mark S. Demilio
                                            --------------------------------
                                            Name: Mark S. Demilio
                                            Title: Chief Financial Officer

Dated: May 9, 2005



















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
                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
----------             --------------------------------------------------------

   99.1                Press release of Magellan Health Services, Inc., dated
                       May 9, 2005
























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